(OFFICIAL FORM 1) (9/01)                                            EXHIBIT 99.2


--------------------------------------------------------------------------------
FORM B1                                                      VOLUNTARY PETITION
                         UNITED STATES BANKRUPTCY COURT
                 NORTHERN DISTRICT OF GEORGIA -- ATLANTA DIVISION
--------------------------------------------------------------------------------
Name of Debtor (if individual, enter Last, First, Middle):
  MAXXIS GROUP, INC.


All Other Names used by the Debtor in the last 6 years
(include married, maiden, and trade names):



Soc. Sec./Tax I.D. No. (if more than one, state all):
  58-2278241




Street Address of Debtor (No. & Street, City, State & Zip Code):
  1901 MONTREAL ROAD
  SUITE 108
  TUCKER, GA 30084-5223


County of Residence or of the
Principal Place of Business: DEKALB


Mailing Address of Debtor (if different from street address):


Location of Principal Assets of Business Debtor
(if different from street address above):


Name of Joint Debtor (Spouse) (Last, First, Middle):


All Other Names used by the Joint Debtor in the last 6 years
(include married, maiden, and trade names):


Soc. Sec./Tax I.D. No. (if more than one, state all):


Street Address of Joint Debtor (No. & Street, City, State & Zip Code):


County of Residence or of the
Principal Place of Business:



Mailing Address of Joint Debtor (if different from street address):



         INFORMATION REGARDING THE DEBTOR (CHECK THE APPLICABLE BOXES)

VENUE (Check any applicable box)

[X] Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

[ ] There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.



                   TYPE OF DEBTOR (Check all boxes that apply)

[ ] Individual(s)                 [ ] Railroad
[X] Corporation                   [ ] Stockbroker
[ ] Partnership                   [ ] Commodity Broker
[ ] Other ____________________



                         NATURE OF DEBTS (Check one box)

[ ] Consumer/Non-Business         [X] Business


             CHAPTER 11 SMALL BUSINESS (Check all boxes that apply)

[ ] Debtor is a small business as defined in 11 U.S.C. Section 101
[ ] Debtor is and elects to be considered a small business under 11 U.S.C.
    Section 1121(e) (Optional)



                CHAPTER OR SECTION OF BANKRUPTCY CODE UNDER WHICH
                      THE PETITION IS FILED (Check one box)

[ ] Chapter 7                       [X] Chapter 11             [ ] Chapter 13
[ ] Chapter 9                       [ ] Chapter 12
[ ] Sec. 304 - Case ancillary to foreign proceeding



                           FILING FEE (Check one box)

[X] Full Filing Fee attached
[ ] Filing Fee to be paid in installments (Applicable to individuals only.)

    Must attach signed application for the court's consideration certifying that the debtor is unable to pay fee except in installments. Rule 1006(b). See Official Form No. 3.

STATISTICAL/ADMINISTRATIVE INFORMATION (Estimates only)

[X] Debtor estimates that funds will be available for distribution to unsecured creditors.

[ ] Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to unsecured creditors.


Estimated Number of Creditors      1-15    16-49    50-99    100-199    200-999   1000-over

                                   [  ]    [  ]      [X]      [  ]        [  ]       [  ]



Estimated Assets

$0 to     $50,001 to     $100,001 to     $500,001 to     $1,000,001 to   $10,000,001 to    $50,000,001 to    More than
$50,000   $100,000       $500,000        $1 million      $10 million     $50 million       $100 million      $100 million

  [  ]       [  ]            [X]             [  ]            [  ]             [  ]               [  ]              [  ]


Estimated Debts

$0 to     $50,001 to     $100,001 to     $500,001 to     $1,000,001 to   $10,000,001 to     $50,000,001 to    More than
$50,000   $100,000       $500,000        $1 million      $10 million     $50 million        $100 million      $100 million

  [  ]       [  ]          [  ]             [  ]             [X]             [  ]               [  ]               [  ]



THIS SPACE IS FOR COURT USE ONLY


(OFFICIAL FORM 1) (9/01)

VOLUNTARY PETITION                                             Name of Debtor(s):                       FORM B1, Page 2
(This page must be completed and filed in every case)            MAXXIS GROUP, INC.


                  PRIOR BANKRUPTCY CASE FILED WITHIN LAST 6 YEARS (If more than one, attach additional sheet)

Location
Where Filed:   - NONE -                                        Case Number:                              Date Filed:
---------------------------------------------------------------------------------------------------------------------------------
   PENDING BANKRUPTCY CASE FILED BY ANY SPOUSE, PARTNER, OR AFFILIATE OF THIS DEBTOR (If more than one, attach additional sheet)


Name of Debtor: - NONE -                                       Case Number:                              Date Filed:

District:                                                      Relationship:                             Judge:



                                   SIGNATURES


                  SIGNATURE(S) OF DEBTOR(S) (INDIVIDUAL/JOINT)

I declare under penalty of perjury that the information provided in this petition is true and correct.

[If petitioner is an individual whose debts are primarily consumer debts and has chosen to file under chapter 7] I am aware that I may proceed under chapter 7, 11, 12, or 13 of title 11, United States Code, understand the relief available under each such chapter, and choose to proceed under chapter 7.

I request relief in accordance with the chapter of title 11, United States Code, specified in this petition.


X
  -------------------------------------------------------------------------
  Signature of Debtor


X
  -------------------------------------------------------------------------
  Signature of Joint Debtor


  -------------------------------------------------------------------------
  Telephone Number (If not represented by attorney)


  -------------------------------------------------------------------------
  Date



                              SIGNATURE OF ATTORNEY


X   /s/  A. ALEXANDER TEEL, GA BAR NO. 701490
  -------------------------------------------------------------------------
  Signature of Attorney for Debtor(s)


   A. ALEXANDER TEEL, GA BAR NO. 701490
  -------------------------------------------------------------------------
  Printed Name of Attorney for Debtor(s)


   LAMBERTH, CIFELLI, STOKES & STOUT, P.A.
  -------------------------------------------------------------------------
  Firm Name


   3343 PEACHTREE ROAD NE
   EAST TOWER, SUITE 550
   ATLANTA, GA 30326
  -------------------------------------------------------------------------
  Address

   404-262-7373 FAX:404-262-9911
  -------------------------------------------------------------------------
  Telephone Number


   DECEMBER 15, 2003
  -------------------------------------------------------------------------
  Date


                 SIGNATURE OF DEBTOR (CORPORATION/PARTNERSHIP)

I declare under penalty of perjury that the information provided in this petition is true and correct, and that I have been authorized to file this petition on behalf of the debtor.

The debtor requests relief in accordance with the chapter of title 11, United States Code, specified in this petition.


X  /s/ ALVIN CURRY
  -------------------------------------------------------------------------
    Signature of Authorized Individual

   ALVIN CURRY
  -------------------------------------------------------------------------
  Printed Name of Authorized Individual

   PRESIDENT, CEO
  -------------------------------------------------------------------------
  Title of Authorized Individual

   DECEMBER 15, 2003
  -------------------------------------------------------------------------
  Date


                                   EXHIBIT A


(To be completed if debtor is required to file periodic reports (e.g., forms 10K and 10Q) with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and is requesting relief under chapter 11)

   [X] Exhibit A is attached and made a part of this petition.

                                   EXHIBIT B

                  (To be completed if debtor is an individual
                   whose debts are primarily consumer debts)

I, the attorney for the petitioner named in the foregoing petition, declare that I have informed the petitioner that [he or she] may proceed under chapter 7, 11, 12, or 13 of title 11, United States Code, and have explained the relief available under each such chapter.

X
  -------------------------------------------------------------------------
   Signature of Attorney for Debtor(s)                   Date

                                   EXHIBIT C

Does the debtor own or have possession of any property that poses or is alleged to pose a threat of imminent and identifiable harm to public health or safety?

[ ] Yes, and Exhibit C is attached and made a part of this petition.

[X] No

                  SIGNATURE OF NON-ATTORNEY PETITION PREPARER

I certify that I am a bankruptcy petition preparer as defined in 11 U.S.C.
Section 110, that I prepared this document for compensation, and that I have provided the debtor with a copy of this document.

  -------------------------------------------------------------------------
  Printed Name of Bankruptcy Petition Preparer

  -------------------------------------------------------------------------
  Social Security Number

  -------------------------------------------------------------------------
  Address

 Names and Social Security numbers of all other individuals who prepared or assisted in preparing this document:

 If more than one person prepared this document, attach additional sheets conforming to the appropriate official form for each person.

X
  -------------------------------------------------------------------------
  Signature of Bankruptcy Petition Preparer

  -------------------------------------------------------------------------
  Date

  A bankruptcy petition preparer's failure to comply with the provisions of title 11 and the Federal Rules of Bankruptcy Procedure may result in fines or imprisonment or both. 11 U.S.C. Section 110; 18 U.S.C. Section 156.

                         UNITED STATES BANKRUPTCY COURT
                NORTHERN DISTRICT OF GEORGIA - ATLANTA DIVISION

In re  MAXXIS GROUP, INC.                            Case No.
       ---------------------------------------------           ----------------
                                            Debtor
                                                     Chapter     11
                                                            -------------------


                        EXHIBIT "A" TO VOLUNTARY PETITION

1. If any of debtor's securities are registered under Section 12 of the Securities Exchange Act of 1934, the SEC file number is 000-31867.

2. The following financial data is the latest available information and refers to debtor's condition on 9/30/03.

      a. Total assets                                          $   256,000.00
                                                               --------------
      b. Total debts (including debts listed in 2.c., below)   $ 3,707,530.00
                                                               --------------

      c. Debt securities held by more than 500 holders.


                                                                     Approximate
                                                                     number of
                                                                     holders

         secured / /  unsecured / /  subordinated / /   $      0.00         0
                                                        -----------  --------
         secured / /  unsecured / /  subordinated / /   $      0.00         0
                                                        -----------  --------
         secured / /  unsecured / /  subordinated / /   $      0.00         0
                                                        -----------  --------
         secured / /  unsecured / /  subordinated / /   $      0.00         0
                                                        -----------  --------
         secured / /  unsecured / /  subordinated / /   $      0.00         0
                                                        -----------  --------
      d.   Number of shares of preferred stock              908,271       400
                                                        -----------  --------
      e.   Number of shares of common stock               1,955,790       800
                                                        -----------  --------

           Comments, if any:

3.    Brief description of debtor's business:

           MAXXIS GROUP IS THE HOLDING COMPANY, PARENT, AND ADMINISTRATIVE ARM OF ITS SUBSIDIARIES, MAXXIS NUTRITIONALS, INC., MAXXIS RESOURCE AND DEVELOPMENT, INC., MAXXIS COMMUNICATIONS, INC., AND MAXXIS 2000, INC.

4. List the name of any person who directly or indirectly owns, controls, or holds, with power to vote, 5% or more of the voting securities of debtor:

           TOCOMA CHRISTIAN CENTER - 6%
           KING DAVID TRUST - 6%
           ALVIN CURRY - 5%

                      CERTIFIED COPY OF RESOLUTION ADOPTED
                            BY THE BOARD OF DIRECTORS
                              OF MAXXIS GROUP, INC.

         I, Larry Gates, II, the duly elected and qualified secretary of Maxxis Group, Inc. and its affiliates, Maxxis 2000, Inc., Maxxis Communications, Inc., Maxxis Nutritionals, Inc. and Maxxis Resource and Development, Inc. ("the Companies"), do hereby certify that the following resolutions were adopted by the Board of Directors of the Companies at a meeting duly called and held (via conference call) on November 13, 2003, and that such resolutions have not been amended or rescinded and are now in full force and effect:

         RESOLVED, that the filing by the Companies of a petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Georgia be, and it hereby is approved;

         FURTHER RESOLVED, that the President is authorized and directed to file on behalf of the Companies a petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Georgia;

         FURTHER RESOLVED, that the President and officers of the Companies be and each of them hereby is authorized and directed to retain on behalf of the Companies the law firm of Lamberth, Cifelli, Stokes & Stout, P.A. to render legal services to, and to represent, the Companies in connection with such bankruptcy proceedings and other related matters in connection therewith, on such terms as such officer or officers shall approve;

         FURTHER RESOLVED, that the officers of the Companies be, and each of them hereby is, authorized and directed to take any and all such further action and to execute and deliver any and all such further instruments and documents and to pay all such expenses, in each case as in his or their judgment shall be necessary or desirable to fully carry out the intent and accomplish the purposes of the resolutions adopted hereby; and

         FURTHER RESOLVED, that all such acts lawfully done or actions lawfully taken by any officer or officers of the Companies in connection with the reorganization of the Companies or any matter related thereto or by virtue of these resolutions is hereby in all respect ratified, confirmed and approved.

         WITNESS my hand and the seal of the Company this 5th day of December 2003.



                                    /s/ Larry Gates, II
                                    ---------------------
                                    Larry Gates, II


                                             (SEAL)

          FORM 4. LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS
                         UNITED STATES BANKRUPTCY COURT
                 NORTHERN DISTRICT OF GEORGIA - ATLANTA DIVISION


In re  MAXXIS GROUP, INC.                            Case No..
       ---------------------------------------------           ----------------
                                            Debtor
                                                     Chapter     11
                                                            -------------------


              LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS


                  Following is the list of the debtor's creditors holding the 20 largest unsecured claims. The list is prepared in accordance with Fed.
         R. Bankr. P. 1007(d) for filing in this chapter 11 [or chapter 9] case. The list does not include (1) persons who come within the definition of "insider" set forth in 11 U.S.C. Section 101, or (2) secured creditors unless the value of the collateral is such that the unsecured deficiency places the creditor among the holders of the 20 largest unsecured claims.


                                        NAME, TELEPHONE NUMBER AND COMPLETE                     INDICATE IF CLAIM   AMOUNT OF CLAIM
                                        MAILING ADDRESS, INCLUDING ZIP       NATURE OF CLAIM    IS CONTINGENT,      [IF SECURED,
                                        CODE, OF EMPLOYEE, AGENT, OR         (TRADE DEBT, BANK  UNLIQUIDATED,       ALSO STATE
 NAME OF CREDITOR AND COMPLETE          DEPARTMENT OF CREDITOR FAMILIAR      LOAN, GOVERNMENT   DISPUTED, OR        VALUE OF
 MAILING ADDRESS, INCLUDING ZIP CODE    WITH CLAIM WHO MAY BE CONTACTED      CONTRACT, ETC.)    SUBJECT TO SETOFF   SECURITY]
 -----------------------------------    ----------------------------------   -----------------  -----------------   ---------------

 CIT Group/Equipment Financing          CIT Group/Equipment Financing        Claim under           Disputed          3,225,537.00
 c/o John Rezac/Holland & Knight        c/o John Rezac/Holland & Knight      equipment lease
 1201 W. Peachtree St., NE              1201 W. Peachtree St., NE
 Atlanta, GA 30309                      Atlanta, GA 30309
                                        404/817-8500

 Tauber & Balser, P.C.                  Tauber & Balser, P.C.                Accounting fees                            70,766.00
 3340 Peachtree Rd. NE                  3340 Peachtree Rd. NE
 Suite 250                              Suite 250
 Atlanta, GA 30326-1026                 Atlanta, GA 30326-1026
                                        404/261-7200

 Nelson Mullins Riley &                 Nelson Mullins Riley &               Legal fees            Disputed             70,625.86
 Scarborough                            Scarborough
 First Union Plaza Suite 1400           First Union Plaza Suite 1400
 999 Peachtree St. NE                   999 Peachtree St. NE
 Atlanta, GA 30309                      Atlanta, GA 30309
                                        404/817-6000

 Bellsouth Pro-Cabs                     Bellsouth Pro-Cabs                   Equipment vendor                           21,048.03
 P.O. Box 105373                        P.O. Box 105373
 Atlanta, GA 30348                      Atlanta, GA 30348
                                        800/721-8127

 Mallon & Johnson                       Mallon & Johnson                     Legal fees                                 17,630.52
 19th South LaSalle St.                 19th South LaSalle St.
 Suite 1202                             Suite 1202
 Chicago, IL 60603                      Chicago, IL 60603
                                        312/346-8890

In re  MAXXIS GROUP, INC.                            Case No..
       ---------------------------------------------           ----------------
                                            Debtor
                                                     Chapter     11
                                                            -------------------


              LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS
                              (Continuation Sheet)


                                        NAME, TELEPHONE NUMBER AND COMPLETE                     INDICATE IF CLAIM   AMOUNT OF CLAIM
                                        MAILING ADDRESS, INCLUDING ZIP       NATURE OF CLAIM    IS CONTINGENT,      [IF SECURED,
                                        CODE, OF EMPLOYEE, AGENT, OR         (TRADE DEBT, BANK  UNLIQUIDATED,       ALSO STATE
 NAME OF CREDITOR AND COMPLETE          DEPARTMENT OF CREDITOR FAMILIAR      LOAN, GOVERNMENT   DISPUTED, OR        VALUE OF
 MAILING ADDRESS, INCLUDING ZIP CODE    WITH CLAIM WHO MAY BE CONTACTED      CONTRACT, ETC.)    SUBJECT TO SETOFF   SECURITY]
 -----------------------------------    ----------------------------------   -----------------  -----------------   ---------------

  Bellsouth                             Bellsouth                            Utility                                     4,447.80
  P.O. Box 740144                       P.O. Box 740144
  Atlanta, GA 30374-0144                Atlanta, GA 30374-0144
                                        866/620-6000

 Suntrust Bank, Atlanta                 Suntrust Bank, Atlanta               Investment banker                           4,025.42
 P.O. Box 4625                          P.O. Box 4625
 Atlanta, GA 30302                      Atlanta, GA 30302
                                        404/588-7816

 Air/Heat America LLC                   Air/Heat America LLC                 Maintenance vendor                          2,031.90
 5500 Oakbrook Pkwy                     5500 Oakbrook Pkwy
 Norcross, GA 30093                     Norcross, GA 30093
                                        770/368-0777

 Quill Corporation                      Quill Corporation                    Trade vendor                                1,728.37
 100 Schelter Road                      100 Schelter Road
 Lincolnshire, IL 60069                 Lincolnshire, IL 60069
                                        800/789-8965

 Gerry Friend Hudak & Harris LLP        Gerry Friend Hudak & Harris LLP      Legal fees                                  1,136.12
 Three Ravinia Dr, Ste. 1450            Three Ravinia Dr, Ste. 1450
 Atlanta, GA 30346-2117                 Atlanta, GA 30346-2117
                                        770/399-9500

 Maintenance Equipment Co.              Maintenance Equipment Co.            Trade vendor                                1,135.53
 2110 Tucker Industrial Rd.             2110 Tucker Industrial Rd.
 P.O. Box 385                           P.O. Box 385
 Tucker, GA 30085-0385                  Tucker, GA 30085-0385
                                        770/939-1970


In re  MAXXIS GROUP, INC.                            Case No.
       ---------------------------------------------,         -----------------
                                            Debtor


              LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS
                              (Continuation Sheet)


                                        NAME, TELEPHONE NUMBER AND COMPLETE                     INDICATE IF CLAIM   AMOUNT OF CLAIM
                                        MAILING ADDRESS, INCLUDING ZIP       NATURE OF CLAIM    IS CONTINGENT,      [IF SECURED,
                                        CODE, OF EMPLOYEE, AGENT, OR         (TRADE DEBT, BANK  UNLIQUIDATED,       ALSO STATE
 NAME OF CREDITOR AND COMPLETE          DEPARTMENT OF CREDITOR FAMILIAR      LOAN, GOVERNMENT   DISPUTED, OR        VALUE OF
 MAILING ADDRESS, INCLUDING ZIP CODE    WITH CLAIM WHO MAY BE CONTACTED      CONTRACT, ETC.)    SUBJECT TO SETOFF   SECURITY]
 -----------------------------------    ----------------------------------   -----------------  -----------------   ---------------













  DECLARATION UNDER PENALTY OF PERJURY ON BEHALF OF CORPORATION OR PARTNERSHIP

         I, the President, CEO of the corporation named as the debtor in this case, declare under penalty of perjury that I have read the foregoing List of Creditors Holding 20 Largest Unsecured Claims and that it is true and correct to the best of my information and belief.



Date    DECEMBER 15, 2003                 Signature   /s/ ALVIN CURRY
     ----------------------------------               -------------------------
                                                      ALVIN CURRY
                                                      PRESIDENT, CEO


   Penalty for making a false statement or concealing property: Fine of up to
              $500,000 or imprisonment for up to 5 years or both.
                          18 U.S.C ss.ss.152 and 3571.

                         UNITED STATES BANKRUPTCY COURT
                 NORTHERN DISTRICT OF GEORGIA - ATLANTA DIVISION


In re  MAXXIS GROUP, INC.                            Case No.
       ---------------------------------------------           ----------------
                                            Debtor(s)
                                                     Chapter     11
                                                            -------------------




                         VERIFICATION OF CREDITOR MATRIX



I, the President, CEO of the corporation named as the debtor in this case, hereby verify that the attached list of creditors is true and correct to the best of my knowledge.







Date:  DECEMBER 15, 2003                          /s/ ALVIN CURRY
       --------------------------------           -----------------------------
                                                  ALVIN CURRY/PRESIDENT, CEO
                                                  Signer/Title

(OFFICIAL FORM 1) (9/01)


FORM B1            UNITED STATES BANKRUPTCY COURT            VOLUNTARY PETITION
          NORTHERN DISTRICT OF GEORGIA - ATLANTA DIVISION


Name of Debtor (if individual, enter Last, First, Middle):
  MAXXIS 2000, INC.


All Other Names used by the Debtor in the last 6 years (include married, maiden, and trade names):


Soc. Sec./Tax I.D. No. (if more than one, state all):
  58-2294797


Street Address of Debtor (No. & Street, City, State & Zip Code):
  1901 MONTREAL ROAD
  SUITE 108
  TUCKER, GA 30084-5223


County of Residence or of the Principal Place of Business:
  DEKALB


Mailing Address of Debtor (if different from street address):


Location of Principal Assets of Business Debtor (if different from street address above):


Name of Joint Debtor (Spouse) (Last, First, Middle):


All Other Names used by the Joint Debtor in the last 6 years (include married, maiden, and trade names):


Soc. Sec./Tax I.D. No. (if more than one, state all):


Street Address of Joint Debtor (No. & Street, City, State & Zip Code):


County of Residence or of the Principal Place of Business:


Mailing Address of Joint Debtor (if different from street address):


         INFORMATION REGARDING THE DEBTOR (CHECK THE APPLICABLE BOXES)

VENUE (Check any applicable box)

[X] Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

[X] There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.


                  TYPE OF DEBTOR (Check all boxes that apply)

[ ]      Individual(s)                  [ ]      Railroad
[X]      Corporation                    [ ]      Stockbroker
[ ]      Partnership                    [ ]      Commodity Broker
[ ]      Other _______________________


                        NATURE OF DEBTS (Check one box)

[ ]      Consumer/Non-Business          [X]      Business


            CHAPTER 11 SMALL BUSINESS (Check all boxes that apply)

[ ]      Debtor is a small business as defined in 11 U.S.C. ss. 101

[ ] Debtor is and elects to be considered a small business under 11 U.S.C. ss. 1121(e) (Optional)


               CHAPTER OR SECTION OF BANKRUPTCY CODE UNDER WHICH
                     THE PETITION IS FILED (Check one box)

[ ]      Chapter 7      [X]      Chapter 11      [ ]      Chapter 13

[ ]      Chapter 9      [ ]      Chapter 12

[ ]      Sec. 304 - Case ancillary to foreign proceeding


                          FILING FEE (Check one box)

[X]      Full Filing Fee attached

[ ] Filing Fee to be paid in installments (Applicable to individuals only.) Must attach signed application for the court's consideration certifying that the debtor is unable to pay fee except in installments. Rule 1006(b). See Official Form No. 3.


STATISTICAL/ADMINISTRATIVE INFORMATION (Estimates only)

[X] Debtor estimates that funds will be available for distribution to unsecured creditors.

[ ] Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to unsecured creditors.


Estimated Number of Creditors

1-15        16-49        50-99        100-199        200-999         1000-over
[ ]          [ ]          [X]           [ ]            [ ]              [ ]

Estimated Assets

$0 to     $50,001 to   $100,001 to   $500,001 to    $1,000,001 to    $10,000,001 to    $50,000,001 to    More than
$50,000   $100,000     $500,000      $1 million     $10 million      $50 million       $100 million      $100 million
  [X]        [ ]          [ ]           [ ]              [ ]              [ ]               [ ]              [ ]

Estimated Debts

$0 to     $50,001 to   $100,001 to   $500,001 to    $1,000,001 to    $10,000,001 to    $50,000,001 to    More than
$50,000   $100,000     $500,000      $1 million     $10 million      $50 million       $100 million      $100 million
  [ ]        [ ]          [X]           [ ]              [ ]              [ ]               [ ]              [ ]


THIS SPACE IS FOR COURT USE ONLY

(OFFICIAL FORM 1) (9/01)


VOLUNTARY PETITION
(This page must be completed and filed in every case)


Name of Debtor(s):                                              FORM B1, Page 2
  MAXXIS 2000, INC.


         PRIOR BANKRUPTCY CASE FILED WITHIN LAST 6 YEARS (If more than one, attach additional sheet)

Location                            Case Number:                Date Filed:
Where Filed: - NONE -


             PENDING BANKRUPTCY CASE FILED BY ANY SPOUSE, PARTNER,
    OR AFFILIATE OF THIS DEBTOR (If more than one, attach additional sheet)

Name of Debtor:                     Case Number:                Date Filed:
  MAXXIS GROUP, INC.                  03-

District:                           Relationship:               Judge:
  NORTHERN DISTRICT
  GA-ATLANTA DIVISION                 AFFILIATE


                                  SIGNATURES


                 SIGNATURE(S) OF DEBTOR(S) (INDIVIDUAL/JOINT)

I declare under penalty of perjury that the information provided in this petition is true and correct.

[If petitioner is an individual whose debts are primarily consumer debts and has chosen to file under chapter 7] I am aware that I may proceed under chapter 7, 11, 12, or 13 of title 11, United States Code, understand the relief available under each such chapter, and choose to proceed under chapter 7.

I request relief in accordance with the chapter of title 11, United States Code, specified in this petition.


X
 ------------------------------------------------------------------------------
 Signature of Debtor


X
 ------------------------------------------------------------------------------
 Signature of Joint Debtor


 ------------------------------------------------------------------------------
 Telephone Number (If not represented by attorney)


 ------------------------------------------------------------------------------
 Date


                             SIGNATURE OF ATTORNEY


X /s/ A. ALEXANDER TEEL, GA BAR NO. 701490
  -----------------------------------------------------------------------------
  Signature of Attorney for Debtor(s)

  A. ALEXANDER TEEL, GA BAR NO. 701490
  -----------------------------------------------------------------------------
  Printed Name of Attorney for Debtor(s)

  LAMBERTH, CIFELLI, STOKES & STOUT, P.A.
  -----------------------------------------------------------------------------
  Firm Name

  3343 PEACHTREE ROAD NE
  EAST TOWER, SUITE 550
  ATLANTA, GE 30326
  -----------------------------------------------------------------------------
  Address

  404-262-7373 FAX: 404-262-9911
  -----------------------------------------------------------------------------
  Telephone Number

  DECEMBER 15, 2003
  -----------------------------------------------------------------------------
  Date


                 SIGNATURE OF DEBTOR (CORPORATION/PARTNERSHIP)


I declare under penalty of perjury that the information provided in this petition is true and correct, and that I have been authorized to file this petition on behalf of the debtor.

The debtor requests relief in accordance with the chapter of title 11, United States Code, specified in this petition.

X  /s/ ALVIN CURRY
  -----------------------------------------------------------------------------
  Signature of Authorized Individual

  ALVIN CURRY
  -----------------------------------------------------------------------------
  Printed Name of Authorized Individual

  PRESIDENT, CEO
  -----------------------------------------------------------------------------
  Title of Authorized Individual

  DECEMBER 15, 2003
  -----------------------------------------------------------------------------
  Date


                                   EXHIBIT A

(To be completed if debtor is required to file periodic reports (e.g., forms 10K and 10Q) with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and is requesting relief under chapter 11)

         [ ] Exhibit A is attached and made a part of this petition.


                                   EXHIBIT B
                  (To be completed if debtor is an individual
                   whose debts are primarily consumer debts)

I, the attorney for the petitioner named in the foregoing petition, declare that I have informed the petitioner that [he or she] may proceed under chapter 7, 11, 12, or 13 of title 11, United States Code, and have explained the relief available under each such chapter.


X
 ------------------------------------------------------------------------------
 Signature of Attorney for Debtor(s)                     Date


                                   EXHIBIT C

Does the debtor own or have possession of any property that poses or is alleged to pose a threat of imminent and identifiable harm to public health or safety?

         [ ] Yes, and Exhibit C is attached and made a part of this petition.

         [X]      No


                  SIGNATURE OF NON-ATTORNEY PETITION PREPARER

I certify that I am a bankruptcy petition preparer as defined in 11 U.S.C. ss. 110, that I prepared this document for compensation, and that I have provided the debtor with a copy of this document.


-------------------------------------------------------------------------------
Printed Name of Bankruptcy Petition Preparer


-------------------------------------------------------------------------------
Social Security Number


-------------------------------------------------------------------------------
Address


Names and Social Security numbers of all other individuals who prepared or assisted in preparing this document:




If more than one person prepared this document, attach additional sheets conforming to the appropriate official form for each person.



X
 ------------------------------------------------------------------------------
 Signature of Bankruptcy Petition Preparer



 ------------------------------------------------------------------------------
 Date


A bankruptcy petition preparer's failure to comply with the provisions of title 11 and the Federal Rules of Bankruptcy Procedure may result in fines or imprisonment or both. 11 U.S.C. ss. 110; 18 U.S.C. ss. 156.

                      CERTIFIED COPY OF RESOLUTION ADOPTED
                           BY THE BOARD OF DIRECTORS
                             OF MAXXIS GROUP, INC.

         I, Larry Gates, II, the duly elected and qualified secretary of Maxxis Group, Inc. and its affiliates, Maxxis 2000, Inc., Maxxis Communications, Inc., Maxxis Nutritionals, Inc. and Maxxis Resource and Development, Inc. ("the Companies"), do hereby certify that the following resolutions were adopted by the Board of Directors of the Companies at a meeting duly called and held (via conference call) on November 13, 2003, and that such resolutions have not been amended or rescinded and are now in full force and effect:

         RESOLVED, that the filing by the Companies of a petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Georgia be, and it hereby is approved;

         FURTHER RESOLVED, that the President is authorized and directed to file on behalf of the Companies a petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Georgia;

         FURTHER RESOLVED, that the President and officers of the Companies be and each of them hereby is authorized and directed to retain on behalf of the Companies the law firm of Lamberth, Cifelli, Stokes & Stout, P.A. to render legal services to, and to represent, the Companies in connection with such bankruptcy proceedings and other related matters in connection therewith, on such terms as such officer or officers shall approve;

         FURTHER RESOLVED, that the officers of the Companies be, and each of them hereby is, authorized and directed to take any and all such further action and to execute and deliver any and all such further instruments and documents and to pay all such expenses, in each case as in his or their judgment shall be necessary or desirable to fully carry out the intent and accomplish the purposes of the resolutions adopted hereby; and

         FURTHER RESOLVED, that all such acts lawfully done or actions lawfully taken by any officer or officers of the Companies in connection with the reorganization of the Companies or any matter related thereto or by virtue of these resolutions is hereby in all respect ratified, confirmed and approved.

         WITNESS may hand and the seal of the Company this 5th day of December 2003.


                                        /s/ Larry Gates, II
                                        ---------------------------------------
                                        Larry Gates, II

                                                         (SEAL)

         FORM 4. LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS
                         UNITED STATES BANKRUPTCY COURT
                NORTHERN DISTRICT OF GEORGIA - ATLANTA DIVISION


In re     MAXXIS 2000, INC.              ,      Case No.
      ----------------------------------                 ----------------------
                            Debtor              Chapter    11
                                                         ----------------------


             LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS

         Following is the list of the debtor's creditors holding the 20 largest unsecured claims. The list is prepared in accordance with Fed. R. Bankr. P. 1007(d) for filing in this chapter 11 [or chapter 9] case. The list does not include (1) persons who come within the definition of "insider" set forth in 11 U.S.C. ss. 101, or (2) secured creditors unless the value of the collateral is such that the unsecured deficiency places the creditor among the holders of the 20 largest unsecured claims.


                               NAME, TELEPHONE NUMBER AND
                               COMPLETE MAILING ADDRESS,                                  INDICATE IF CLAIM
                               INCLUDING ZIP CODE,                  NATURE OF CLAIM       IS CONTINGENT,          AMOUNT OF
NAME OF CREDITOR AND           OF EMPLOYEE, AGENT, OR               (TRADE DEBT, BANK     UNLIQUIDATED,           CLAIM [IF SECURED,
COMPLETE MAILING ADDRESS,      DEPARTMENT OF CREDITOR FAMILIAR      LOAN, GOVERNMENT      DISPUTED, OR            ALSO STATE VALUE
INCLUDING ZIP CODE             WITH CLAIM WHO MAY BE CONTACTED      CONTRACT, ETC.)       SUBJECT TO SETOFF       OF SECURITY]
-------------------------      -------------------------------      -----------------     --------------------    ------------------
AWARDS ATLANTA                       AWARDS ATLANTA                     TRADE VENDOR                                3,188.60
1446 TULLIE ROAD                     1446 TULLIE ROAD
ATLANTA, GA 30329                    ATLANTA, GA 30329
                                     404/634-5009


NEXTEL                               NEXTEL                             UTILITY                                      2,588.78
P.O. BOX 4191                        P.O. BOX 4191
CAROL STREAM, IL 60197-4191          CAROL STREAM, IL 60197-4191
                                     800/639-6111

VOICECOM                             VOICECOM                           UTILITY                                        940.10
135 S. LASALLE ST.                   135 S. LASALLE ST.
DEPT. 8130                           DEPT. 8130
CHICAGO, IL 60674-8130               CHICAGO, IL 60674-8130
                                     800/292-1329

PURCHASE POWER                       PURCHASE POWER                     TRADE VENDOR                                   799.00
P.O. BOX 856042                      P.O. BOX 856042
LOUISVILLE, KY 40285-6042            LOUISVILLE, KY 40285-6042
                                     800/997-9907

PITNEY BOWES                         PITNEY BOWES                       TRADE VENDOR                                   425.59
P.O. BOX 856390                      P.O. BOX 856390
LOUISVILLE, KY 40285-6390            LOUISVILLE, KY 40285-6390
                                     800/228-1071

In re     MAXXIS 2000, INC.              ,      Case No.
      ----------------------------------                 ----------------------
                            Debtor


             LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS
                             (Continuation Sheet)


                             NAME, TELEPHONE NUMBER AND
                             COMPLETE MAILING ADDRESS,
                             INCLUDING ZIP CODE,                  NATURE OF CLAIM      INDICATE IF CLAIM          AMOUNT OF
NAME OF CREDITOR AND         OF EMPLOYEE, AGENT, OR               (TRADE DEBT, BANK    IS CONTINGENT,             CLAIM [IF SECURED,
COMPLETE MAILING ADDRESS,    DEPARTMENT OF CREDITOR FAMILIAR      LOAN, GOVERNMENT     UNLIQUIDATED, DISPUTED,    ALSO STATE VALUE
INCLUDING ZIP CODE           WITH CLAIM WHO MAY BE CONTACTED      CONTRACT, ETC.)      OR SUBJECT TO SETOFF       OF SECURITY]




 DECLARATION UNDER PENALTY OF PERJURY ON BEHALF OF CORPORATION OR PARTNERSHIP

I, the President, CEO of the corporation named as the debtor in this case, declare under penalty of perjury that I have read the foregoing List of Creditors Holding 20 Largest Unsecured Claims and that it is true and correct to the best of my information and belief.

Date DECEMBER 15, 2003                    Signature   /s/ ALVIN CURRY
     ----------------------                         ---------------------------
                                                    ALVIN CURRY
                                                    PRESIDENT, CEO


  Penalty for making a false statement or concealing property: Fine of up to $500,000 or imprisonment for up to 5 years or both. 18 U.S.C. ss.ss. 152 and 3571.

                        UNITED STATES BANKRUPTCY COURT
                NORTHERN DISTRICT OF GEORGIA - ATLANTA DIVISION


In re     MAXXIS 2000, INC.              ,      Case No.
      ----------------------------------                 ----------------------
                            Debtor              Chapter    11
                                                         ----------------------


                        VERIFICATION OF CREDITOR MATRIX

I, the President, CEO of the corporation named as the debtor in this case, hereby verify that the attached list of creditors is true and correct to the best of my knowledge.


Date DECEMBER 15, 2003                      /s/ ALVIN CURRY
     ----------------------                 -----------------------------------
                                            ALVIN CURRY/PRESIDENT, CEO
                                            Signer/Title

                                                                   EXHIBIT 99.2

 (OFFICIAL FORM 1) (9/01)

FORM B1           UNITED STATES BANKRUPTCY COURT             VOLUNTARY PETITION
          NORTHERN DISTRICT OF GEORGIA -- ATLANTA DIVISION

Name of Debtor (if individual, enter Last, First, Middle):
MAXXIS NUTRITIONALS, INC.

All Other Names used by the Debtor in the last 6 years
(include married, maiden, and trade names):

Soc. Sec./Tax I.D. No. (if more than one, state all):
58-2358182

Street Address of Debtor (No. & Street, City, State & Zip Code):
1901 MONTREAL ROAD
SUITE 108
TUCKER, GA 30084-5223

County of Residence or of the
Principal Place of Business: DEKALB

Mailing Address of Debtor (if different from street address):

Name of Joint Debtor (Spouse) (Last, First, Middle):

All Other Names used by the Joint Debtor in the last 6 years
(include married, maiden, and trade names):

Soc. Sec./Tax I.D. No. (if more than one, state all):

Street Address of Joint Debtor (No. & Street, City, State & Zip Code):

County of Residence or of the Principal Place of Business:

Mailing Address of Joint Debtor (if different from street address):

Location of Principal Assets of Business Debtor
(if different from street address above):

         INFORMATION REGARDING THE DEBTOR (CHECK THE APPLICABLE BOXES)

VENUE (Check any applicable box)

[X] Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

[ ] There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.

                  TYPE OF DEBTOR (Check all boxes that apply)

[ ]  Individual(s)              [ ]  Railroad

[X]  Corporation                [ ]  Stockbroker

[ ]  Partnership                [ ]  Commodity Broker

[ ]  Other_____________________

    CHAPTER OR SECTION OF BANKRUPTCY CODE UNDER WHICH THE PETITION IS FILED
                                 (Check one box)

[ ]  Chapter 7          [X]  Chapter 11            [ ]  Chapter 13

[ ]  Chapter 9          [ ]  Chapter 12

[ ]  Sec. 304 - Case ancillary to foreign proceeding

                      NATURE OF DEBTS (Check one box)

[ ]  Consumer/Non-Business                      [X]  Business

             CHAPTER 11 SMALL BUSINESS (Check all boxes that apply)

[ ]  Debtor is a small business as defined in 11 U.S.C. ss. 101

[ ] Debtor is and elects to be considered a small business under 11 U.S.C. ss. 1121(e) (Optional)

                          FILING FEE (Check one box)

[X]  Full Filing Fee attached

[ ] Filing Fee to be paid in installments (Applicable to individuals only.) Must attach signed application for the court's consideration certifying that the debtor is unable to pay fee except in installments. Rule 1006(b). See Official Form No. 3.

            STATISTICAL/ADMINISTRATIVE INFORMATION (Estimates only)

[X] Debtor estimates that funds will be available for distribution to unsecured creditors.

[X] Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to unsecured creditors.

Estimated Number of Creditors

        1-15      16-49      50-99      100-199      200-999      l000-over
        [ ]        [X]        [ ]         [ ]          [ ]           [ ]

Estimated Assets

$0 to       $50,001 to     $100,001 to     $500,001 to     $1,000,001 to     $10,000,001 to     $50,000,001 to     More than
$50,000     $100,000       $500,000        $1 million      $10 million       $50 million        $100 million       $100 million
  [X]          [ ]            [ ]              [ ]              [ ]                [ ]                [ ]

Estimated Debts

$0 to       $50,001 to     $100,001 to     $500,001 to     $1,000,001 to     $10,000,001 to     $50,000,001 to     More than
$50,000     $100,000       $500,000        $1 million      $10 million       $50 million        $100 million       $100 million
  [ ]          [ ]            [X]              [ ]              [ ]                [ ]                [ ]

THIS SPACE IS FOR COURT USE

(OFFICIAL FORM 1) (9/01)

VOLUNTARY PETITION                                                      Name of Debtor(s):                      FORM B1, Page 2
(This page must be completed and filed in every case)                   MAXXIS NUTRITIONALS, INC.

                PRIOR BANKRUPTCY CASE FILED WITHIN LAST 6 YEARS
                  (If more than one, attach additional sheet)

Location                             Case Number:                 Date Filed:
Where Filed: -NONE-

  PENDING BANKRUPTCY CASE FILED BY ANY SPOUSE, PARTNER, OR AFFILIATE OF THIS
              DEBTOR (If more than one, attach additional sheet)

Name of Debtor:                      Case Number:                 Date Filed:
MAXXIS GROUP, INC.                   03-

District:                            Relationship:                Judge:
NORTHERN DISTRICT GA-                AFFILIATE
ATLANTA DIVISION

                                   SIGNATURES

                 SIGNATURE(S) OF DEBTOR(S) (INDIVIDUAL/JOINT)

I declare under penalty of perjury that the information provided in this petition is true and correct.

[If petitioner is an individual whose debts are primarily consumer debts and has chosen to file under chapter 7] I am aware that I may proceed under chapter 7, 11, 12, or 13 of title 11, United States Code, understand the relief available under each such chapter, and choose to proceed under chapter 7.

I request relief in accordance with the chapter of title 11, United States Code, specified in this petition.



X
 -------------------------------------------------------------------------------
 Signature of Debtor



X
 -------------------------------------------------------------------------------
 Signature of Joint Debtor

 -------------------------------------------------------------------------------
 Telephone Number (If not represented by attorney)

 -------------------------------------------------------------------------------
 Date

                              SIGNATURE OF ATTORNEY


X /s/ A. ALEXANDER TEEL, GA BAR NO. 701490
 -------------------------------------------------------------------------------
 Signature of Attorney for Debtor(s)

  A. ALEXANDER TEEL, GA BAR NO. 701490
 -------------------------------------------------------------------------------
 Printed Name of Attorney for Debtor(s)

  LAMBERTH, CIFELLI, STOKES & STOUT, P.A.
 -------------------------------------------------------------------------------
 Firm Name

  3343 PEACHTREE ROAD NE
  EAST TOWER, SUITE 550
  ATLANTA, GA 30326
 -------------------------------------------------------------------------------
 Address

  404-262-7373  FAX:404-262-9911
 -------------------------------------------------------------------------------

  DECEMBER 15, 2003
 -------------------------------------------------------------------------------
 Date

                 SIGNATURE OF DEBTOR (CORPORATION/PARTNERSHIP)

I declare under penalty of perjury that the information provided in this petition is true and correct, and that I have been authorized to file this petition on behalf of the debtor.

The debtor requests relief in accordance with the chapter of title 11, United States Code, specified in this petition.


X /s/ ALVIN CURRY
 -------------------------------------------------------------------------------
 Signature of Authorized Individual

  ALVIN CURRY
 -------------------------------------------------------------------------------
 Printed Name of Authorized Individual

  PRESIDENT, CEO
 -------------------------------------------------------------------------------
 Title of Authorized Individual

  DECEMBER 15, 2003
 -------------------------------------------------------------------------------
 Date

                                    EXHIBIT A

(To be completed if debtor is required to file periodic reports (e.g., forms 10K and 10Q) with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and is requesting relief under chapter 11)

[ ] Exhibit A is attached and made a part of this petition.

                                    EXHIBIT B

(To be completed if debtor is an individual whose debts are primarily consumer debts)
I, the attorney for the petitioner named in the foregoing petition, declare that I have informed the petitioner that [he or she] may proceed under chapter 7, 11, 12, or 13 of title 11, United States Code, and have explained the relief available under each such chapter.


X
 -------------------------------------------------------------------------------
 Signature of Attorney for Debtor(s)                    Date

                                    EXHIBIT C

Does the debtor own or have possession of any property that poses or is alleged to pose a threat of imminent and identifiable harm to public health or safety?

[ ] Yes, and Exhibit C is attached and made a part of this petition.

[X]  No

                  SIGNATURE OF NON-ATTORNEY PETITION PREPARER

I certify that I am a bankruptcy petition preparer as defined 11 U.S.C. ss. 110, that I prepared this document for compensation, and that I have provided the debtor with a copy this document.

 -------------------------------------------------------------------------------
 Printed Name of Bankruptcy Petition Preparer

 -------------------------------------------------------------------------------
 Social Security Number

 -------------------------------------------------------------------------------
 Address

 Names and Social Security numbers of all other individuals who prepared or assisted in preparing this document:

 If more than one person prepared this document, attach additional sheets conforming to the appropriate official form for each person.


X
 -------------------------------------------------------------------------------
 Signature of Bankruptcy Petition Preparer

 -------------------------------------------------------------------------------
 Date

 A bankruptcy petition preparer's failure to comply with the provisions of title 11 and the Federal Rules of Bankruptcy Procedure may result in fines or imprisonment or both. 11 U.S.C. ss. 110; 18 U.S.C. ss. 156.

                      CERTIFIED COPY OF RESOLUTION ADOPTED
                            BY THE BOARD OF DIRECTORS
                              OF MAXXIS GROUP, INC.

         I, Larry Gates, II, the duly elected and qualified secretary of Maxxis Group, Inc. and its affiliates, Maxxis 2000, Inc., Maxxis Communications, Inc., Maxxis Nutritionals, Inc. and Maxxis Resource and Development, Inc. ("the Companies"), do hereby certify that the following resolutions were adopted by the Board of Directors of the Companies at a meeting duly called and held (via conference call) on November 13, 2003, and that such resolutions have not been amended or rescinded and are now in full force and effect:

         RESOLVED, that the filing by the Companies of a petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Georgia be, and it hereby is approved;

         FURTHER RESOLVED, that the President is authorized and directed to file on behalf of the Companies a petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Georgia;

         FURTHER RESOLVED, that the President and officers of the Companies be and each of them hereby is authorized and directed to retain on behalf of the Companies the law firm of Lamberth, Cifelli, Stokes & Stout, P.A. to render legal services to, and to represent, the Companies in connection with such bankruptcy proceedings and other related matters in connection therewith, on such terms as such officer or officers shall approve;

         FURTHER RESOLVED, that the officers of the Companies be, and each of them hereby is, authorized and directed to take any and all such further action and to execute and deliver any and all such further instruments and documents and to pay all such expenses, in each case as in his or their judgment shall be necessary or desirable to fully carry out the intent and accomplish the purposes of the resolutions adopted hereby; and

         FURTHER RESOLVED, that all such acts lawfully done or actions lawfully taken by any officer or officers of the Companies in connection with the reorganization of the Companies or any matter related thereto or by virtue of these resolutions is hereby in all respect ratified, confirmed and approved.

         WITNESS my hand and the seal of the Company this 5th day of December 2003.

                                        /s/ Larry Gates, II
                                        ----------------------------------------
                                        Larry Gates, II

          FORM 4. LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS
                         UNITED STATES BANKRUPTCY COURT
                 NORTHERN DISTRICT OF GEORGIA - ATLANTA DIVISION

In re   MAXXIS NUTRITIONALS, INC.                       CASE NO.
      ---------------------------------------------,            ----------------
                                     Debtor
                                                        Chapter        11
                                                                ----------------

              LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS

         Following is the list of the debtor's creditors holding the 20 largest unsecured claims. The list is prepared in accordance with Fed. R. Bankr. P. 1007(d) for filing in this chapter 11 [or chapter 9] case. The list does not include (1) persons who come within the definition of "insider" set forth in 11 U.S.C. ss. 101, or (2) secured creditors unless the value of the collateral is such that the unsecured deficiency places the creditor among the holders of the 20 largest unsecured claims.

                                   NAME, TELEPHONE NUMBER
                                   AND COMPLETE MAILING                                     INDICATE IF CLAIM        AMOUNT OF
                                   ADDRESS, INCLUDING ZIP CODE,       NATURE OF CLAIM       IS CONTINGENT,           CLAIM [IF
                                   OF EMPLOYEE, AGENT, OR             (TRADE DEBT,          UNLIQUIDATED,            SECURED,
NAME OF CREDITOR AND COMPLETE      DEPARTMENT OF CREDITOR             BANK LOAN,            DISPUTED, OR             ALSO STATE
MAILING ADDRESS, INCLUDING         FAMILIAR WITH CLAIM WHO            GOVERNMENT            SUBJECT TO               VALUE OF
ZIP CODE                           MAY BE CONTACTED                   CONTRACT, ETC.)       SETOFF                   SECURITY]
-----------------------------------------------------------------------------------------------------------------------------------
United Parcel Service              United Parcel Service               Trade vendor                                     9,867.75
P.O. Box 7247-0244                 P.O. Box 7247-0244
Philadelphia, PA 19170-0001        Philadelphia, PA 19170-0001
                                   800/811-1648

Green Printing & Packaging         Green Printing & Packaging          Trade vendor                                     3,069.15
P.O. Box 791170                    P.O. Box 791170
Baltimore, MD 21279-1170           Baltimore, MD 21279-1170
                                   800/422-4397

E. Smith Box                       E. Smith Box                        Trade vendor                                     2,256.67
5339 Snapfinger Woods Dr.          5339 Snapfinger Woods Dr.
Decatur, GA 30035                  Decatur, GA 30035
                                   770/593-4961

R & L Carriers                     R & L Carriers                      Trade vendor                                    1 ,643.45
P.O. Box 713153                    P.O. Box 713153
Columbus, OH 43271-3153            Columbus, OH 43271-3153
                                   937/382-1494

In re   MAXXIS NUTRITIONALS, INC.                       CASE NO.
      ---------------------------------------------,            ----------------
                                     Debtor

              LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS
                              (Continuation Sheet)

                                   NAME, TELEPHONE NUMBER
                                   AND COMPLETE MAILING                                     INDICATE IF CLAIM        AMOUNT OF
                                   ADDRESS, INCLUDING ZIP CODE,       NATURE OF CLAIM       IS CONTINGENT,           CLAIM [IF
                                   OF EMPLOYEE, AGENT, OR             (TRADE DEBT,          UNLIQUIDATED,            SECURED,
NAME OF CREDITOR AND COMPLETE      DEPARTMENT OF CREDITOR             BANK LOAN,            DISPUTED, OR             ALSO STATE
MAILING ADDRESS, INCLUDING         FAMILIAR WITH CLAIM WHO            GOVERNMENT            SUBJECT TO               VALUE OF
ZIP CODE                           MAY BE CONTACTED                   CONTRACT, ETC.)       SETOFF                   SECURITY]
-----------------------------------------------------------------------------------------------------------------------------------


  DECLARATION UNDER PENALTY OF PERJURY ON BEHALF OF CORPORATION OR PARTNERSHIP

         I, the President, CEO of the corporation named as the debtor in this case, declare under penalty of perjury that I have read the foregoing List of Creditors Holding 20 Largest Unsecured Claims and that it is true and correct to the best of my information and belief.


Date DECEMBER 15, 2003                  Signature /s/ ALVIN CURRY
     -------------------------                    --------------------------
                                                  ALVIN CURRY
                                                  PRESIDENT, CEO

         Penalty for making a false statement or concealing property: Fine of up to $500,000 or imprisonment for up to 5 years or both.
                         18 U.S.C. ss.ss. 152 and 3571.

                         UNITED STATES BANKRUPTCY COURT
                NORTHERN DISTRICT OF GEORGIA - ATLANTA DIVISION

In re   MAXXIS NUTRITIONALS, INC.                       Case No.
      ---------------------------------------------,            ----------------
                                      Debtor(s)         Chapter        11
                                                                ----------------

                         VERIFICATION OF CREDITOR MATRIX

I, the President, CEO of the corporation named as the debtor in this case, hereby verify that the attached list of creditors is true and correct to the best of my knowledge.


Date: DECEMBER 15, 2003                  /s/ ALVIIN CURRY
      ------------------------          --------------------------
                                        ALVIN CURRY/PRESIDENT, CEO
                                        Signer/Title

(OFFICIAL FORM 1) (9/01)

FORM B1                    UNITED STATES BANKRUPTCY COURT    VOLUNTARY PETITION
                NORTHERN DISTRICT OF GEORGIA - ATLANTA DIVISION

Name of Debtor (if individual, enter Last, First, Middle):
  MAXXIS RESOURCE AND DEVELOPMENT, INC.

All Other Names used by the Debtor in the last 6 years (include married, maiden, and trade names):

Soc. Sec./Tax I.D. No. (if more than one, state all):
  58-2302301

Street Address of Debtor (No. & Street, City, State & Zip Code):

  1901 MONTREAL ROAD
  SUITE 108
  TUCKER, GA 30084-5223

County of Residence or of the
Principal Place of Business:   DEKALB

Mailing Address of Debtor (if different from street address):


Location of Principal Assets of Business Debtor (if different from street address above):

Name of Joint Debtor (Spouse) (Last, First, Middle):


All Other Names used by the Joint Debtor in the last 6 years (include married, maiden, and trade names):

Soc. Sec./Tax I.D. No. (if more than one, state all):


Street Address of Joint Debtor (No. & Street, City, State & Zip Code):

County of Residence or of the Principal Place of Business:

Mailing Address of Joint Debtor (if different from street address):


         INFORMATION REGARDING THE DEBTOR (CHECK THE APPLICABLE BOXES)

Venue (Check any applicable box)

[X] Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

[X] There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.

                 TYPE OF DEBTOR (Check all boxes that apply)

[ ]      Individual(s)
[ ]      Railroad
[X]      Corporation
[ ]      Stockbroker
[ ]      Partnership
[ ]      Commodity Broker
[ ]      Other


                         NATURE OF DEBTS (Check one box)

[ ]      Consumer/Non-Business

[X]      Business

             CHAPTER 11 SMALL BUSINESS (Check all boxes that apply)

[X]      Debtor is a small business as defined in 11 U.S.C. ss. 101

[X] Debtor is and elects to be considered a small business under 11 U.S.C. ss. 1121 (e) (Optional)

     CHAPTER OR SECTION OF BANKRUPTCY CODE UNDER WHICH THE PETITION IS FILED
                                 (Check one box)

[ ]      Chapter 7
[ ]      Chapter 11
[ ]      Chapter 13
[ ]      Chapter 9
[ ]      Chapter 12
[X]      Sec. 304 - Case ancillary to foreign proceeding

                           FILING FEE (Check one box)

[X]      Full Filing Fee attached

[ ] Filing Fee to be paid in installments (Applicable to individuals only.) Must attach signed application for the court's consideration certifying that the debtor is unable to pay fee except in installments. Rule 1006(b). See Official Form No. 3.

STATISTICAL/ADMINISTRATIVE INFORMATION (Estimates only)

[X] Debtor estimates that funds will be available for distribution to unsecured creditors.

[X] Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to unsecured creditors.

Estimated Number of Creditors   1-15  15-49  50-99  100-199  200-999   l000-over
                                 [X]   [ ]    [ ]     [ ]      [ ]        [ ]

Estimated Assets

$0 to        $50,001 to    $100,001 to    $500,001 to    $1,000,001 to   $10,000,001 to   $50,000,001 to   More than
$50,000      $100,000      $500,000       $1 million     $10 million     $50 million      $100 million     $100 million
  [ ]            [ ]          [ ]            [X]             [ ]             [ ]                [ ]             [ ]

Estimated Debts

 $0 to       $50,001 to    $100,001 to    $500,001 to    $1,000,001 to   $10,000,001 to   $50,000,001 to   More than
 $50,000     $100,000      $500,000       $1 million     $10 million     $50 million      $100 million     $100 million
  [X]            [ ]          [ ]            [ ]             [ ]             [ ]                [ ]             [ ]

THIS SPACE IS FOR COURT USE ONLY

(OFFICIAL FORM 1) (9/01)

VOLUNTARY PETITION

(This page must be completed and filed in every case)

   PRIOR BANKRUPTCY CASE FILED WITHIN LAST 6 YEARS (If more than one, attach additional sheet)

Location                     Case Number:               Date Filed:
Where Filed: - NONE -

   PENDING BANKRUPTCY CASE FILED BY ANY SPOUSE, PARTNER, OR AFFILIATE OF THIS
              DEBTOR (If more than one, attached additional sheet)

Name of Debtor:            Case Number                Date Filed:
MAXXIS GROUP, INC.         03-

District:                  Relationship:              Judge:
NORTHERN DISTRICT          AFFILIATE
GA-ATLANTA DIVISION


                                   SIGNATURES

                  Signature(s) of Debtor(s) (Individual/Joint)

I declare under penalty of perjury that the information provided in this petition is true and correct.

[If petitioner is an individual whose debts are primarily consumer debts and has chosen to file under chapter 7] I am aware that I may proceed under chapter 7, 11, 12, or 13 of title 11, United States Code, understand the relief available under each such chapter, and choose to proceed under chapter 7. I request relief in accordance with the chapter of title 11, United States Code, specified in this petition.

X
         -----------------------------------------------------------------------
         Signature of Debtor


X
         -----------------------------------------------------------------------
         Signature of Joint Debtor

         -----------------------------------------------------------------------
         Telephone Number (If not represented by attorney)

         -----------------------------------------------------------------------
         Date

-------------------------------------------------------------------------------
                              SIGNATURE OF ATTORNEY

X        /s/ A. ALEXANDER TEEL, GA BAR NO. 701490
         -----------------------------------------------------------------------
         Signature of Attorney for Debtor(s)

         A. ALEXANDER TEEL, GA BAR NO. 701490
         -----------------------------------------------------------------------
         Printed Name of Attorney for Debtor(s)

         LAMBERTH, CIFELLI, STOKES & Stout, P.A.
         -----------------------------------------------------------------------
         Firm Name

         3343 PEACHTREE
         ROAD NE EAST TOWER,
         SUITE 550
         ATLANTA, GA 30326
         -----------------------------------------------------------------------
         Address

         404-262-7373 Fax:404-262-9911
         -----------------------------------------------------------------------
         Telephone Number

         DECEMBER 15, 2003
         -----------------------------------------------------------------------
         Date

                 SIGNATURE OF DEBTOR (CORPORATION/PARTNERSHIP)

I declare under penalty of perjury that the information provided in this petition is true and correct, and that I have been authorized to file this petition on behalf of the debtor.

The debtor requests relief in accordance with the chapter of title 11, United States Code, specified in this petition.


X        /S/ ALVIN CURRY
         -----------------------------------------------------------------------
         Signature of Authorized Individual

         ALVIN CURRY
         -----------------------------------------------------------------------
         Printed Name of Authorized Individual

         PRESIDENT, CEO
         -----------------------------------------------------------------------
         Title of Authorized Individual

         DECEMBER 15, 2003
         -----------------------------------------------------------------------
         Date

                                   SIGNATURES

                                   EXHIBIT A

(To be completed if debtor is required to file periodic reports (e.g., forms 10K and 10Q) with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and is requesting relief under chapter 11)

[ ] Exhibit A is attached and made a part of this petition.


                                   EXHIBIT B

                   (To be completed if debtor is an individual
                    whose debts are primarily consumer debts)

I, the attorney for the petitioner named in the foregoing petition, declare that I have informed the petitioner that [he or she] may proceed under chapter 7, 1 1, 12, or 13 of title 11, United States Code, and have explained the relief available under each such chapter.


X
         ----------------------------------------------------------------------
         Signature of Attorney for Debtor(s)                Date

                                   EXHIBIT C

Does the debtor own or have possession of any property that poses or is alleged to pose a threat of imminent and identifiable harm to public health or safety?

[ ]      Yes, and Exhibit C is attached and made a part of this petition.

[X]      No


-------------------------------------------------------------------------------
                  SIGNATURE OF NON-ATTORNEY PETITION PREPARER

I certify that I am a bankruptcy petition preparer as defined in 11 U.S.C. ss. 110, that I prepared this document for compensation, and that I have provided the debtor with a copy of this document.

         ----------------------------------------------------------------------
         Printed Name of Bankruptcy Petition Preparer

         ----------------------------------------------------------------------
         Social Security Number

         ----------------------------------------------------------------------
         Address

         Names and Social Security numbers of all other individuals who prepared or assisted in preparing this document:

         If more than one person prepared this document, attach additional sheets conforming to the appropriate official form for each person.

 X
         ----------------------------------------------------------------------
         Signature of Bankruptcy Petition Preparer

         ----------------------------------------------------------------------
         Date

         A bankruptcy petition preparer's failure to comply with the provisions of title 11 and the Federal Rules of Bankruptcy Procedure may result in fines or imprisonment or both. 11 U.S.C. ss. 110; 18 U.S.C. ss. 156.

                      CERTIFIED COPY OF RESOULTION ADOPTED
                            BY THE BOARD OF DIRECTORS
                              OF MAXXIS GROUP, INC.

         I, Larry Gates, II, the duly elected and qualified secretary of Maxxis Group, Inc. and its affiliates, Maxxis 2000, Inc., Maxxis Communications, Inc., Maxxis Nutritionals, Inc. and Maxxis Resource and Development, Inc. ("the Companies"), do hereby certify that the following resolutions were adopted by the Board of Directors of the Companies at a meeting duly called and held (via conference call) on November 13, 2003, and that such resolutions have not been amended or rescinded and are now in full force and effect:

         RESOLVED, that the filing by the Companies of a petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Georgia be, and it hereby is approved;

         FURTHER RESOLVED, that the President is authorized and directed to file on behalf of the Companies a petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Georgia;

         FURTHER RESOLVED, that the President and officers of the Companies be and each of them hereby is authorized and directed to retain on behalf of the Companies the law firm of Lamberth, Cifelli, Stokes & Stout, P.A. to render legal services to, and to represent, the Companies in connection with such bankruptcy proceedings and other related matters in connection therewith, on such terms as such officer or officers shall approve;

         FURTHER RESOLVED, that the officers of the Companies be, and each of them hereby is, authorized and directed to take any and all such further action and to execute and deliver any and all such further instruments and documents and to pay all such expenses, in each case as in his or their judgment shall be necessary or desirable to fully carry out the intent and accomplish the purposes of the resolutions adopted hereby; and

         FURTHER RESOLVED, that all such acts lawfully done or actions lawfully taken by any officer or officers of the Companies in connection with the reorganization of the Companies or any matter related thereto or by virtue of these resolutions is hereby in all respect ratified, confirmed and approved.

         WITNESS ray hand and the seal of the Company this _5Th day of December 2003.

                                    /s/ Larry Gates, II
                                    -------------------
                                    Larry Gates, II

          FORM 4. LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS
                         UNITED STATES BANKRUPTCY COURT
                 NORTHERN DISTRICT OF GEORGIA - ATLANTA DIVISION

In re  MAXXIS RESOURCE AND DEVELOPMENT, INC.               CASE NO.
     -------------------------------------------------               -----------
                                              Debtor       Chapter     11
                                                                   ------------

              LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS


         Following is the list of the debtor's creditors holding the 20 largest unsecured claims. The list is prepared in accordance with Fed. R. Bankr. P. 1007(d) for filing in this chapter 11 [or chapter 9] case. The list does not include (1) persons who come within the definition of "insider" set forth in 11 U.S.C. ss. 101, or (2) secured creditors unless the value of the collateral is such that the unsecured deficiency places the creditor among the holders of the 20 largest unsecured claims.



                                     NAME, TELEPHONE NUMBER AND COMPLETE                       INDICATE IF CLAIM    AMOUNT OF CLAIM
                                     MAILING ADDRESS, INCLUDING ZIP        NATURE OF CLAIM     IS CONTINGENT,       [IF SECURED,
  NAME OF CREDITOR AND COMPLETE      CODE, OF EMPLOYEE, AGENT, OR          (TRADE DEBT, BANK   UNLIQUIDATED,        ALSO STATE
MAILING ADDRESS, INCLUDING ZIP CODE  DEPARTMENT OF CREDITOR FAMILIAR       LOAN, GOVERNMENT    DISPUTED, OR         VALUE OF
                                     WITH CLAIM WHO MAY BE CONTACTED       CONTRACT, ETC.)     SUBJECT TO SETOFF    SECURITY]
-----------------------------------   -----------------------------------  ------------------  ------------------   ---------------

SEWELL PRINTING COMPANY             SEWELL PRINTING COMPANY                TRADE VENDOR                               107,563.53
2697 APPLE VALLEY ROAD, NE          2697 APPLE VALLEY ROAD, NE
ATLANTA, GA 30319                   ATLANTA, GA 30319
                                    404/237-2553

I.N.T.I.                            I.N.T.I.                               TRADE VENDOR                                31,530.00
6704 BENJAMIN RD.                   6704 BENJAMIN RD.
SUITE 500                           SUITE 500
TAMPA, FL 33634                     TAMPA, FL 33634
                                    813/881-1638

UNITED PARCEL SERVICE               UNITED PARCEL SERVICE                  TRADE VENDOR                                 2,724.79
P.O. BOX 7247-0244                  P.O. BOX 7247-0244
PHILADELPHIA, PA 19170-0001         PHILADELPHIA, PA 19170-0001
                                    800/811-1648

In re MAXXIS RESOURCE AND DEVELOPMENT, INC.                 Case No.
      -----------------------------------------------                ----------
                                             Debtor


              LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS
                              (Continuation Sheet)



                                     NAME, TELEPHONE NUMBER AND COMPLETE                       INDICATE IF CLAIM    AMOUNT OF CLAIM
                                     MAILING ADDRESS, INCLUDING ZIP        NATURE OF CLAIM     IS CONTINGENT,       [IF SECURED,
  NAME OF CREDITOR AND COMPLETE      CODE, OF EMPLOYEE, AGENT, OR          (TRADE DEBT, BANK   UNLIQUIDATED,        ALSO STATE
MAILING ADDRESS, INCLUDING ZIP CODE  DEPARTMENT OF CREDITOR FAMILIAR       LOAN, GOVERNMENT    DISPUTED, OR         VALUE OF
                                     WITH CLAIM WHO MAY BE CONTACTED       CONTRACT, ETC.)     SUBJECT TO SETOFF    SECURITY]
-----------------------------------   -----------------------------------  ------------------  ------------------   ---------------




  DECLARATION UNDER PENALTY OF PERJURY ON BEHALF OF CORPORATION OR PARTNERSHIP

         I, the President, CEO of the corporation named as the debtor in this case, declare under penalty of perjury that I have read the foregoing List of Creditors Holding 20 Largest Unsecured Claims and that it is true and correct to the best of my information and belief.

Date   DECEMBER 15, 2003              Signature /s/ ALVIN CURRY
     ----------------------------               -------------------------------
                                                ALVIN CURRY
                                                PRESIDENT, CEO

     Penalty for making a false statement or concealing property: Fine of up to $500,000 or imprisonment for up to 5 years or both. 18 U.S.C ss.ss.
                                  152 and 3571.

                         UNITED STATES BANKRUPTCY COURT
                 NORTHERN DISTRICT OF GEORGIA - ATLANTA DIVISION


IN RE  MAXXIS RESOURCE AND DEVELOPMENT, INC.              CASE NO.
       ------------------------------------------------            ------------
                                              Debtor(s)   Chapter        11
                                                                  -------------


                         VERIFICATION OF CREDITOR MATRIX


 I, the President, CEO of the corporation named as the debtor in this case, hereby verify that the attached list of creditors is true and correct to the best of my knowledge.





DATE: DECEMBER 15, 2003               /s/ ALVIN CURRY
                                      -----------------------------------------
                                      ALVIN CURRY/PRESIDENT, CEO
                                      Signer/Title

(OFFICIAL FORM 1) (9/01)                                            EXHIBIT 99.2



FORM B1          UNITED STATES BANKRUPTCY COURT               VOLUNTARY PETITION
          NORTHERN DISTRICT OF GEORGIA - ATLANTA DIVISION

Name of Debtor (if individual, enter Last, First, Middle):

MAXXIS COMMUNICATIONS, INC.

All Other Names used by the Debtor in the last 6 years
(include married, maiden, and trade names):

Soc. Sec./Tax I.D. No. (if more than one, state all):
58-2302296

Street Address of Debtor (No. & Street, City, State & Zip Code):

1901 MONTREAL ROAD
SUITE 108
TUCKER, GA 30084-5223

County of Residence or of the
Principal Place of Business:    DEKALB

Mailing Address of Debtor (if different from street address):

Location of Principal Assets of Business Debtor
(if different from street address above):

Name of Joint Debtor (Spouse) (Last, First, Middle):

All Other Names used by the Joint Debtor in the last 6 years
(include married,  maiden, and trade names):

Soc. Sec./Tax I.D. No. (if more than one, state all):

Street Address of Joint Debtor (No. & Street, City, State & Zip Code):

County of Residence or of the
Principal Place of Business:

Mailing Address of Joint Debtor (if different from street address):


         INFORMATION REGARDING THE DEBTOR (CHECK THE APPLICABLE BOXES)

VENUE (Check any applicable box)

[X] Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

[ ] There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.

         TYPE OF DEBTOR (Check all boxes that apply)

[ ]      Individual(s)             [ ]  Railroad
[X]      Corporation               [ ]  Stockbroker
[ ]      Partnership               [ ]  Commodity Broker
[ ]      Other
              ------------------

                        NATURE OF DEBTS (Check one box)

[ ]      Consumer/Non-Business     [X]  Business

          CHAPTER 11 SMALL BUSINESS (Check all boxes that apply)

[ ]     Debtor is a small business as defined in 11 U.S.C. ss. 101
[ ] Debtor is and elects to be considered a small business under 11 U.S.C. ss. 1121(e) (Optional)

                CHAPTER OR SECTION OF BANKRUPTCY CODE UNDER WHICH
                      THE PETITION IS FILED (Check one box)

[ ]     Chapter 7      [X]   Chapter 11     [ ]   Chapter 13
[ ]     Chapter 9      [ ]   Chapter 12
[ ]     Sec. 304 - Case ancillary to foreign proceeding

                           FILING FEE (Check one box)

[X]     Full Filing Fee attached

[ ] Filing Fee to be paid in installments (Applicable to individuals only.) Must attach signed application for the court's consideration certifying that the debtor is unable to pay fee except in installments.
        Rule 1006(b). See Official Form No. 3.

STATISTICAL/ADMINISTRATIVE INFORMATION (Estimates only)

[X] Debtor estimates that funds will be available for distribution to unsecured creditors.

[ ] Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to unsecured creditors.

Estimated Number of Creditors    1-15    16-49    50-99    100-199    200-999    1000-over
                                  [ ]     [ ]      [ ]       [ ]        [X]        [ ]


Estimated Assets

$0 to       $50,001 to     $100,001 to     $500,001 to     $1,000,001 to     $10,000,001 to     $50,000,001 to     More than
$50,000     $100,000       $500,000        $1 million      $10 million       $50 million         $100 million       $100 million
  [ ]          [ ]            [X]             [ ]             [ ]               [ ]                 [ ]                [ ]

Estimated Debts

$0 to       $50,001 to     $100,001 to     $500,001 to     $1,000,001 to     $10,000,001 to     $50,000,001 to     More than
$50,000     $100,000       $500,000        $1 million      $10 million       $50 million         $100 million       $100 million
  [ ]          [ ]            [ ]             [ ]             [X]               [ ]                 [ ]                [ ]

THIS SPACE IS FOR COURT USE  ONLY

(OFFICIAL FORM 1) (9/01)

VOLUNTARY PETITION                                                   Name of Debtor(s)                               FORM B1, Page 2
(This page must be completed and filed in every case)                MAXXIS COMMUNICATIONS, INC.


                 PRIOR BANKRUPTCY CASE FILED WITHIN LAST 6 YEARS (If more than one, attach additional sheet)

Location                                                             Case Number:                                    Date Filed:
Where Filed:  - NONE -

PENDING BANKRUPTCY CASE FILED BY ANY SPOUSE, PARTNER, OR AFFILIATE  OF THIS DEBTOR (If more than one, attach additional sheet)

Name of Debtor:                                                      Case Number:                                    Date Filed:
MAXXIS GROUP, INC.                                                   03-

District:                                                            Relationship:                                   Judge:
NORTHERN DISTRICT GA-ATLANTA DIVISION                                AFFILIATE

                                   SIGNATURES

                  SIGNATURE(S) OF DEBTOR(S) (INDIVIDUAL/JOINT)

I declare under penalty of perjury that the information provided in this petition is true and correct.

[If petitioner is an individual whose debts are primarily consumer debts and has chosen to file under chapter 7] I am aware that I may proceed under chapter 7, 11, 12, or 13 of title 11, United States Code, understand the relief available under each such chapter, and choose to proceed under chapter 7.

I request relief in accordance with the chapter of title 11, United States Code, specified in this petition.

X
 -------------------------------------------------
  Signature of Debtor

X
 -------------------------------------------------
  Signature of Joint Debtor


 -------------------------------------------------
  Telephone Number (If not represented by attorney)


 -------------------------------------------------
  Date

                              SIGNATURE OF ATTORNEY

X     /S/ A. ALEXANDER TEEL, GA BAR NO. 701490
 --------------------------------------------------
  Signature of Attorney for Debtor(s)

  A. ALEXANDER TEEL, GA BAR NO. 701490
 --------------------------------------------------
  Printed Name of Attorney for Debtor(s)


  LAMBERTH, CIFELLI, STOKES & STOUT, P.A.
 --------------------------------------------------
  Firm Name

  3343 PEACHTREE ROAD NE
  EAST TOWER, SUITE 550
  ATLANTA, GA 30326
 --------------------------------------------------
  Address

  404-262-7373  Fax:404-262-9911
 --------------------------------------------------
  Telephone Number

  December 15, 2003
 --------------------------------------------------
  Date

                 SIGNATURE OF DEBTOR (CORPORATION/PARTNERSHIP)

I declare under penalty of perjury that the information provided in this petition is true and correct, and that I have been authorized to file this petition on behalf of the debtor.

The debtor requests relief in accordance with the chapter of title 11, United States Code, specified in this petition.

X /s/  ALVIN CURRY
  --------------------------------------------------
   Signature of Authorized Individual

    ALVIN CURRY
  --------------------------------------------------
   Printed Name of Authorized Individual

    PRESIDENT, CEO
 ---------------------------------------------------
   Title of Authorized Individual

   DECEMBER 15, 2003
 ---------------------------------------------------
   Date


                                   EXHIBIT A

(To be completed if debtor is required to file periodic reports (e.g., forms 10K and 10Q) with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and is requesting relief under chapter 11)

          [ ] Exhibit A is attached and made a part of this petition.

                                   EXHIBIT B

                  (To be completed if debtor is an individual
                   whose debts are primarily consumer debts)

I, the attorney for the petitioner named in the foregoing petition, declare that I have informed the petitioner that [he or she] may proceed under chapter 7, 11, 12, or 13 of title 11, United States Code, and have explained the relief available under each such chapter.

X
 ---------------------------------------------------------------------
  Signature of Attorney for Debtor(s)                Date

                                    EXHIBIT C

Does the debtor own or have possession of any property that poses or is alleged to pose a threat of imminent and identifiable harm to public health or safety?

[ ] Yes, and Exhibit C is attached and made a part of this petition.

[X] No


                  SIGNATURE OF NON- ATTORNEY PETITION PREPARER

I certify that I am a bankruptcy petition preparer as defined in 11 U.S.C. ss. 110, that I prepared this document for compensation, and that I have provided the debtor with a copy of this document.

     ---------------------------------------------
     Printed Name of Bankruptcy Petition Preparer


     ---------------------------------------------
     Social Security Number


     ---------------------------------------------
     Address

     Names and Social Security numbers of all other individuals who prepared or assisted in preparing this document:

     If more than one person prepared this document, attach additional sheets conforming to the appropriate official form for each person.

   X
     ---------------------------------------------
     Signature of Bankruptcy Petition Preparer


     ---------------------------------------------
     Date

     A bankruptcy petition preparer's failure to comply with the provisions of title 11 and the Federal Rules of Bankruptcy Procedure may result in fines or imprisonment or both. 11 U.S.C. ss. 110; 18 U.S.C. ss. 156.

                      CERTIFIED COPY OF RESOLUTION ADOPTED
                            BY THE BOARD OF DIRECTORS
                              OF MAXXIS GROUP, INC.

         I, Larry Gates, II, the duly elected and qualified secretary of Maxxis Group, Inc. and its affiliates, Maxxis 2000, Inc., Maxxis Communications, Inc., Maxxis Nutritionals, Inc. and Maxxis Resource and Development, Inc. ("the Companies"), do hereby certify that the following resolutions were adopted by the Board of Directors of the Companies at a meeting duly called and held (via conference call) on November 13, 2003, and that such resolutions have not been amended or rescinded and are now in full force and effect:

         RESOLVED, that the filing by the Companies of a petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Georgia be, and it hereby is approved;

         FURTHER RESOLVED, that the President is authorized and directed to file on behalf of the Companies a petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Georgia;

         FURTHER RESOLVED, that the President and officers of the Companies be and each of them hereby is authorized and directed to retain on behalf of the Companies the law firm of Lamberth, Cifelli, Stokes & Stout, P.A. to render legal services to, and to represent, the Companies in connection with such bankruptcy proceedings and other related matters in connection therewith, on such terms as such officer or officers shall approve;

         FURTHER RESOLVED, that the officers of the Companies be, and each of them hereby is, authorized and directed to take any and all such further action and to execute and deliver any and all such further instruments and documents and to pay all such expenses, in each case as in his or their judgment shall be necessary or desirable to fully carry out the intent and accomplish the purposes of the resolutions adopted hereby; and

         FURTHER RESOLVED, that all such acts lawfully done or actions lawfully taken by any officer or officers of the Companies in connection with the reorganization of the Companies or any matter related thereto or by virtue of these resolutions is hereby in all respect ratified, confirmed and approved.

         WITNESS my hand and the seal of the Company this 5th day of December 2003.

                                               /s/ Larry Gates II
                                               ------------------------------
                                               Larry Gates, II

          FORM 4. LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS
                         UNITED STATES BANKRUPTCY COURT
                 NORTHERN DISTRICT OF GEORGIA - ATLANTA DIVISION


In re  Maxxis Communications, Inc.              Case No.
      -----------------------------------,              ------------------------
                                  Debtor

                                                Chapter          11
                                                       -------------------------


              LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS


         Following is the list of the debtor's creditors holding the 20 largest unsecured claims. The list is prepared in accordance with Fed. R. Bankr. P. 1007(d) for filing in this chapter 11 [or chapter 9] case. The list does not include (1) persons who come within the definition of "insider" set forth in 11 U.S.C. ss. 101, or (2) secured creditors unless the value of the collateral is such that the unsecured deficiency places the creditor among the holders of the 20 largest unsecured claims.


                                 NAME, TELEPHONE NUMBER
                             AND COMPLETE MAILING ADDRESS,                               INDICATE IF CLAIM IS
                                 INCLUDING ZIP CODE, OF        NATURE OF CLAIM (TRADE         CONTINGENT,          AMOUNT OF CLAIM
  NAME OF CREDITOR AND            EMPLOYEE, AGENT, OR             DEBT, BANK LOAN,           UNLIQUIDATED,        [IF SECURED, ALSO
COMPLETE MAILING ADDRESS,   DEPARTMENT OF CREDITOR FAMILIAR          GOVERNMENT              DISPUTED, OR          STATE VALUE OF
   INCLUDING ZIP CODE       WITH CLAIM WHO MAY BE CONTACTED        CONTRACT, ETC.)         SUBJECT TO SETOFF          SECURITY]
-------------------------   -------------------------------    ----------------------    --------------------     -----------------
MATTORIA BRASCOM            MATTORIA BRASCOM                   PURCHASER OF LONG                                       400,000.00
P.O. BOX 112                P.O. BOX 112                       DISTANCE TELEPHONE
CLAYTON, AL 36016           CLAYTON, AL 36016                  CUSTOMERS
                            334/775-8250

SPARKLE G, LLC              BRYANT GARRETT                     PURCHASER OF LONG                                       300,000.00
3455 PEACHTREE              SPARKLE G, LLC                     DISTANCE TELEPHONE
 INDUSTRIAL BLVD.           3455 PEACHTREE                     CUSTOMERS
SUITE 305                    INDUSTRIAL BLVD.
DULUTH, GA 30096            SUITE 305
                            DULUTH, GA 30096
                            770/841-7837

WATERTON PRINTER'S SQUARE   WATERTON PRINTER'S SQUARE LLC      CLAIM UNDER REAL          DISPUTED                      153,109.93
 LLC                        C/O PATRICIA O'CONNOR/LEVENFELD    PROPERTY LEASE
C/O PATRICIA O'CONNOR       PEA
  /LEVENFELD                2 NORTH LASALLE ST. #1300
PEA                         CHICAGO, IL 60602
2 NORTH LASALLE ST. #1300   312/346-8380
CHICAGO, IL 60602

JOHN H. BASS                JOHN H. BASS                       PURCHASER OF LONG                                       150,000.00
1756 CRAWFORD SMITHONIA RD. 1756 CRAWFORD SMITHONIA RD.        DISTANCE TELEPHONE
COLBERT, GA 30628           COLBERT, GA 30628                  CUSTOMERS
                            706/742-8020


SIRRETHA JOY                SIRRETHA JOY                       PURCHASER OF LONG                                       135,000.00
3955 SCARLETT O'HARA DRIVE  3955 SCARLETT O'HARA DRIVE         DISTANCE TELEPHONE
ELLENWOOD, GA 30294         ELLENWOOD, GA 30294                CUSTOMERS
                            404/243-8533


In re  MAXXIS COMMUNICATIONS, INC.               ,        Case No.
       ------------------------------------------                   ------------
                                   Debtor

              LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS
                              (Continuation Sheet)

------------------------------------------------------------------------------------------------------------------------------------
                                     NAME, TELEPHONE NUMBER AND                                 INDICATE IF CLAIM
                                  COMPLETE MAILING ADDRESS, INCLUDING   NATURE OF CLAIM (TRADE   IS CONTINGENT,      AMOUNT OF CLAIM
NAME OF CREDITOR AND COMPLETE       ZIP CODE, OF EMPLOYEE, AGENT, OR      DEBT, BANK LOAN,        UNLIQUIDATED,        [IF SECURED,
     MAILING ADDRESS,               DEPARTMENT OF CREDITOR FAMILIAR      GOVERNMENT                DISPUTED, OR     ALSO STATE VALUE
   INCLUDING ZIP CODE               WITH CLAIM WHO MAY BE CONTACTED     CONTRACT, ETC.)          SUBJECT TO SETOFF    OF SECURITY]
------------------------------------------------------------------------------------------------------------------------------------
Bartly and Lesa Laser                  Bartly and Lesa Laser               Purchaser of long                          130,000.00
1040 Ball Road                         1040 Ball Road                      distance telephone
Hudson, MI 49247                       Hudson, MI 49247                    customers
                                       517/437-2624
------------------------------------------------------------------------------------------------------------------------------------
Lynell V. Anderson                     Lynell V. Anderson                  Purchaser of long                          130,000.00
3433 Camden Drive                      3433 Camden Drive                   distance telephone
Flower Mound, TX 75028                 Flower Mound, TX 75028              customers
                                       972/355-3994
------------------------------------------------------------------------------------------------------------------------------------
Payton & Payton Enterprises LLC        Jerome Payton                       Purchaser of long                          100,000.00
P.O. Box 224                           Payton & Payton Enterprises LLC     distance telephone
Walnut Grove, MS 39189                 P.O. Box 224                        customers
                                       Walnut Grove, MS 39189
                                       601/253-2065
------------------------------------------------------------------------------------------------------------------------------------
Williams Temple COGIC                  Towandie Luckie                     Purchaser of long                          100,000.00
628 NW 7th Ave.                        Williams Temple COGIC               distance telephone
Gainesville, FL 32601                  628 NW 7th Ave.                     customers
                                       Gainesville, FL 32601
                                       352/372-7726
------------------------------------------------------------------------------------------------------------------------------------
Anthony J. Wall                        Anthony J. Wall                    Purchaser of long                           92,000.00
P.O. Box 2783                          P.O. Box 2783                      distance telephone
Woodinville, WA 98072                  Woodinville, WA 98072              customers
                                       360/863-1887
------------------------------------------------------------------------------------------------------------------------------------
George & Suzanne Carlisle              George & Suzanne Carlisle          Purchaser of long                           90,000.00
P.O. Box 214                           P.O. Box 214                       distance telephone
Hillsdale, MI 49242                    Hillsdale, MI 49242                customers
                                       517/437-0079
------------------------------------------------------------------------------------------------------------------------------------

In re  MAXXIS COMMUNICATIONS, INC.               ,        Case No.
       ------------------------------------------                   ------------
                                   Debtor

              LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS
                              (Continuation Sheet)

------------------------------------------------------------------------------------------------------------------------------------
                                     NAME, TELEPHONE NUMBER AND                                 INDICATE IF CLAIM
                                  COMPLETE MAILING ADDRESS, INCLUDING   NATURE OF CLAIM (TRADE   IS CONTINGENT,      AMOUNT OF CLAIM
NAME OF CREDITOR AND COMPLETE       ZIP CODE, OF EMPLOYEE, AGENT, OR      DEBT, BANK LOAN,        UNLIQUIDATED,        [IF SECURED,
     MAILING ADDRESS,               DEPARTMENT OF CREDITOR FAMILIAR      GOVERNMENT                DISPUTED, OR     ALSO STATE VALUE
   INCLUDING ZIP CODE               WITH CLAIM WHO MAY BE CONTACTED     CONTRACT, ETC.)          SUBJECT TO SETOFF    OF SECURITY]
------------------------------------------------------------------------------------------------------------------------------------
Cheryl Darlington                      Cheryl Darlington                  Purchaser of long                           87,000.00
7034 19th Ave. NW                      7034 19th Ave. NW                  distance telephone
Seattle, WA 98117                      Seattle, WA 98117                  customers
                                       206/781-4998
------------------------------------------------------------------------------------------------------------------------------------
Sara Desmond                           Sara Desmond                       Purchaser of long                           80,000.00
715 South Fall River Dr.               715 South Fall River Dr.           distance telephone
Coldwater, MI 49036                    Coldwater, MI 49036                customers
                                       517/279-8834
------------------------------------------------------------------------------------------------------------------------------------
Birdie Furmella Porter                 Birdie Furmella Porter             Purchaser of long                           77,000.00
5420-D Porter Rd.                      5420-D Porter Rd.                  distance telephone
Pendleton, SC 29670                    Pendleton, SC 29670                customers
                                       864/261-6400
------------------------------------------------------------------------------------------------------------------------------------
Blyden LLC                             Dr. Naomi Kirkman-Bey              Purchaser of long                           76,000.00
3939 E. LaVista Rd.                    Blyden LLC                         distance telephone
Suite 105                              3939 E. LaVista Rd.                customers
Tucker, GA 30084                       Suite 105
                                       Tucker, GA 30084
                                       404/299-8591
------------------------------------------------------------------------------------------------------------------------------------
First Missionary Baptist Church        Rev. Roderick McClanahan           Purchaser of long                           70,000.00
P.O. Box 1663                          First Missionary Baptist Church    distance telephone
Lexington Park, MD 20653               P.O. Box 1663                      customers
                                       Lexington Park, MD 20653
                                       301/863-8388
------------------------------------------------------------------------------------------------------------------------------------
Cheryl & Brian Grant                   Cheryl & Brian Grant               Purchaser of long                           62,000.00
1921 169th Ave. NE                     1921 169th Ave. NE                 distance telephone
Bellevue, WA 98008                     Bellevue, WA 98008                 customers
                                       425/373-1292
------------------------------------------------------------------------------------------------------------------------------------

In re  MAXXIS COMMUNICATIONS, INC.               ,        Case No.
       ------------------------------------------                   ------------
                                   Debtor

              LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS
                              (Continuation Sheet)

------------------------------------------------------------------------------------------------------------------------------------
                                     NAME, TELEPHONE NUMBER AND                                 INDICATE IF CLAIM
                                  COMPLETE MAILING ADDRESS, INCLUDING   NATURE OF CLAIM (TRADE   IS CONTINGENT,      AMOUNT OF CLAIM
NAME OF CREDITOR AND COMPLETE       ZIP CODE, OF EMPLOYEE, AGENT, OR      DEBT, BANK LOAN,        UNLIQUIDATED,        [IF SECURED,
     MAILING ADDRESS,               DEPARTMENT OF CREDITOR FAMILIAR      GOVERNMENT                DISPUTED, OR     ALSO STATE VALUE
   INCLUDING ZIP CODE               WITH CLAIM WHO MAY BE CONTACTED     CONTRACT, ETC.)          SUBJECT TO SETOFF    OF SECURITY]
------------------------------------------------------------------------------------------------------------------------------------
Gail F. Borne                          Gail F. Borne                      Purchaser of long                           60,000.00
4849 Alphonse Dr.                      4849 Alphonse Dr.                  distance telephone
Metairie, LA 70006                     Metairie, LA 70006                 customers
                                       504/888-9407

------------------------------------------------------------------------------------------------------------------------------------
Janice W. Cory                         Janice W. Cory                     Purchaser of long                           58,000.00
208 Ridge Run Crossing                 208 Ridge Run Crossing             distance telephone
Athens, GA 30605                       Athens, GA 30605                   customers
                                       706/208-9452
------------------------------------------------------------------------------------------------------------------------------------
Isabelle Byrd                          Isabelle Byrd                      Purchaser of long                           52,000.00
1122 Vernon St.                        1122 Vernon St.                    distance telephone
Clearwater, FL 33756                   Clearwater, FL 33756               customers
                                       727/446-2112
------------------------------------------------------------------------------------------------------------------------------------

  DECLARATION UNDER PENALTY OF PERJURY ON BEHALF OF CORPORATION OR PARTNERSHIP

         I, the President, CEO of the corporation named as the debtor in this case, declare under penalty of perjury that I have read the foregoing List of Creditors Holding 20 Largest Unsecured Claims and that it is true and correct to the best of my information and belief.

Date    DECEMBER 15, 2003                      Signature /s/ ALVIN CURRY
     -----------------------------                       -----------------------
                                                         ALVIN CURRY
                                                         PRESIDENT, CEO

 Penalty for making a false statement or concealing property: Fine of up to
              $500,000 or imprisonment for up to 5 years or both.
                         18 U.S.C. ss.ss. 152 and 3571.

                         UNITED STATES BANKRUPTCY COURT
                 NORTHERN DISTRICT OF GEORGIA - ATLANTA DIVISION

In re  MAXXIS COMMUNICATIONS, INC.               ,        Case No.
       ------------------------------------------                   ------------
                                        Debtor(s)         Chapter     11
                                                                    ------------

                         VERIFICATION OF CREDITOR MATRIX

I, the President, CEO of the corporation named as the debtor in this case, hereby verify that the attached list of creditors is true and correct to the best of my knowledge.



 DATE:      DECEMBER 15, 2003                         /s/ ALVIN CURRY
      ------------------------------                  --------------------------
                                                      ALVIN CURRY/PRESIDENT, CEO
                                                      Signer/Title